UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2022

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2022, we held our annual meeting of stockholders, where our stockholders voted on the following proposals:

Proposal 1 - Election of Directors. Our stockholders elected Julie Bornstein, Brad Singer, and Selina Tobaccowala as Class II directors based on the following results.

	For	Against	Abstain	Broker Non-Vote
Julie Bornstein	76,773,505	893,631	265,272	16,235,878
Brad Singer	77,399,607	267,210	265,591	16,235,878
Selina Tobaccowala	77,156,953	415,857	359,598	16,235,878

Proposal 2 - Advisory Vote on Named Executive Officer Compensation. Our stockholders approved, on an advisory basis, the 2021 compensation of our named executive officers based on the following results.

For	Against	Abstain	Broker Non-Vote
77,103,109	534,287	295,012	16,235,878

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP ("Deloitte"). Our stockholders ratified the appointment of Deloitte as our independent registered public accounting firm for 2022 based on the following results.

For	Against	Abstain
93,670,571	193,888	303,827

Proposal 4 - Amendment to our Certificate of Incorporation to Declassify our Board by our 2025 Annual Meeting. Our stockholders approved an amendment to our certificate of incorporation to declassify our board by our 2025 annual meeting based on the following results.

For	Against	Abstain	Broker Non-Vote
77,522,925	139,524	269,959	16,235,878

Proposal 5 - Amendment to our Certificate of Incorporation to Eliminate Supermajority Voting Requirements Beginning July 28, 2024. Our stockholders approved an amendment to our certificate of incorporation to eliminate supermajority voting requirements beginning July 28, 2024 based on the following results.

For	Against	Abstain	Broker Non-Vote
77,501,755	163,886	266,767	16,235,878

Proposal 6 - Stockholder Proposal Regarding Amending our Proxy Access Bylaw to Remove Stockholder Aggregation Limits. Our stockholders did not approve a stockholder proposal regarding amending our proxy access bylaw to remove stockholder aggregation limits based on the following results.

For	Against	Abstain	Broker Non-Vote
10,456,218	67,114,072	362,118	16,235,878

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: June 15, 2022	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer